SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) :  November 25, 2002

     CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as company under a Pooling and Servicing Agreement, dated as of April 1, 2002, providing for, inter alia, the issuance of CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-10)

               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-77054-06              13-3320910
State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)325-2000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-10 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of April 1, 2002 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc., as seller, Chase Manhattan Mortgage Corporation, as master servicer, Greenpoint Mortgage Funding, Inc., as seller and servicer, Washington Mutual Mortgage Securities Corp., as seller and servicer, Olympus Servicing, L.P., as servicer and special servicer, Bank One, National Association, as trustee, and JPMorgan Chase Bank, as trust administrator.

     On November 25, 2002 distribution was made to the Certificateholders.Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on November 25, 2002 is filed as
               Exhibit 99.1 hereto.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  JPMORGAN CHASE BANK, not in its
                                  individual capacity but solely as Trust
                                  Administrator under the Agreement
                                  referred to herein




Date:  November 26, 2002          By:   /s/  Andreas Auer
                                        ---------------------------------------
                                        Andreas Auer
                                        Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         November 25, 2002

                                  Exhibit 99.1


             Monthly Certificateholder Statement on November 25, 2002



                 CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-10
                                Statement to Certificate Holders
                                      November 25, 2002

----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                ENDING
               FACE           PRINCIPAL                                                    REALIZED      DEFERRED     PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL        LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
IA1     82,400,000.00     55,159,720.53   8,631,310.84       98,797.19     8,730,108.03      0.00       0.00       46,528,409.69
IA2     59,500,000.00     59,500,000.00           0.00      288,575.00       288,575.00      0.00       0.00       59,500,000.00
IA3     27,350,000.00     27,350,000.00           0.00      148,829.58       148,829.58      0.00       0.00       27,350,000.00
IA4     11,150,000.00     11,150,000.00           0.00       63,555.00        63,555.00      0.00       0.00       11,150,000.00
IA5     23,425,364.00     23,425,364.00           0.00      138,990.49       138,990.49      0.00       0.00       23,425,364.00
IIA1   376,138,403.00    337,511,437.37  10,758,405.87    2,109,446.48    12,867,852.35      0.00       0.00      326,753,031.50
AR             100.00              0.00           0.00            0.00             0.00      0.00       0.00                0.00
IPP            100.00            100.00           0.00       27,967.17        27,967.17      0.00       0.00              100.00
IIPP           100.00            100.00           0.00       37,830.10        37,830.10      0.00       0.00              100.00
IIP     11,669,831.00     10,758,866.63     439,216.21            0.00       439,216.21      0.00       0.00       10,319,650.42
IM1      4,777,159.00      4,777,159.00           0.00       27,866.76        27,866.76      0.00       0.00        4,777,159.00
IM2      2,653,977.00      2,653,977.00           0.00       15,481.53        15,481.53      0.00       0.00        2,653,977.00
IB       1,061,592.00      1,061,592.00           0.00        6,192.62         6,192.62      0.00       0.00        1,061,592.00
IIB1     4,997,532.00      4,974,916.84       4,524.58       31,093.23        35,617.81      0.00       0.00        4,970,392.26
IIB2     3,198,420.00      3,183,946.30       2,895.73       19,899.66        22,795.39      0.00       0.00        3,181,050.57
IIB3     1,399,308.00      1,392,975.75       1,266.88        8,706.10         9,972.98      0.00       0.00        1,391,708.87
IIB4       799,605.00        795,986.57         723.93        4,974.92         5,698.85      0.00       0.00          795,262.64
IIB5       599,703.00        596,989.19         542.95        3,731.18         4,274.13      0.00       0.00          596,446.24
IIB6       999,508.00        994,985.65         904.92        6,218.66         7,123.58      0.00       0.00          994,080.73
IX               0.00              0.00           0.00      294,149.93       294,149.93      0.00       0.00                0.00
TOTALS 612,120,702.00    545,288,116.83  19,839,791.91    3,332,305.60    23,172,097.51      0.00       0.00      525,448,324.92

IAIO    20,000,000.00     20,000,000.00           0.00      108,333.33       108,333.33      0.00       0.00       20,000,000.00
IIX     22,733,446.00     19,966,996.97           0.00      124,793.73       124,793.73      0.00       0.00       19,551,816.80
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
IA1    22540VP63     669.41408410   104.74891796        1.19899502      105.94791299      564.66516614       IA1      2.149333 %
IA2    22540VP71   1,000.00000000     0.00000000        4.85000000        4.85000000    1,000.00000000       IA2      5.820000 %
IA3    22540VP89   1,000.00000000     0.00000000        5.44166654        5.44166654    1,000.00000000       IA3      6.530000 %
IA4    22540VP97   1,000.00000000     0.00000000        5.70000000        5.70000000    1,000.00000000       IA4      6.840000 %
IA5    22540VQ21   1,000.00000000     0.00000000        5.93333320        5.93333320    1,000.00000000       IA5      7.120000 %
IIA1   22540VQ47     897.30650919    28.60225328        5.60816567       34.21041895      868.70425592       IIA1     7.500000 %
AR     22540VR53       0.00000000     0.00000000        0.00000000        0.00000000        0.00000000       AR       7.500000 %
IPP    22540VR95   1,000.00000000     0.00000000  ################  ################    1,000.00000000       IPP      7.118362 %
IIPP   22540VS29   1,000.00000000     0.00000000  ################  ################    1,000.00000000       IIPP     7.500000 %
IIP    22540VQ62     921.93851222    37.63689551        0.00000000       37.63689551      884.30161671       IIP      0.000000 %
IM1    22540VQ70   1,000.00000000     0.00000000        5.83333316        5.83333316    1,000.00000000       IM1      7.000000 %
IM2    22540VQ88   1,000.00000000     0.00000000        5.83333239        5.83333239    1,000.00000000       IM2      7.000000 %
IB     22540VQ96   1,000.00000000     0.00000000        5.83333333        5.83333333    1,000.00000000       IB       7.000000 %
IIB1   22540VR20     995.47473433     0.90536289        6.22171704        7.12707993      994.56937144       IIB1     7.500000 %
IIB2   22540VR38     995.47473440     0.90536265        6.22171572        7.12707837      994.56937175       IIB2     7.500000 %
IIB3   22540VR46     995.47472751     0.90536179        6.22171816        7.12707996      994.56936572       IIB3     7.500000 %
IIB4   22540VR61     995.47472815     0.90535952        6.22172198        7.12708150      994.56936863       IIB4     7.500000 %
IIB5   22540VR79     995.47474333     0.90536482        6.22171308        7.12707790      994.56937851       IIB5     7.500000 %
IIB6   22540VR87     995.47542391     0.90536544        6.22172109        7.12708653      994.57005847       IIB6     7.500000 %
TOTALS               890.81796294    32.41156825        5.44387012       37.85543837      858.40639469

IAIO   22540VQ39   1,000.00000000     0.00000000        5.41666650        5.41666650    1,000.00000000       IAIO     6.500000 %
IIX    22540VQ54     878.30929680     0.00000000        5.48943306        5.48943306      860.04632998       IIX      7.500000 %
---------------------------------------------------------------------------------------------------------- ------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                               Mark M. Volosov
                     JPMorgan Chase Bank - Structured Finance Services
                            4 New York Plaza, 6th Floor
                            New York, New York 10004
                              Tel: (212) 623-4494
                               Fax: 212) 623-5930
                           Email: mark.volosov@chase.com

                                      -6-


                                                Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

                            CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-10
                                        Statement to Certificate Holders
                                               November 25, 2002

Section 4.04(a)(i)      Scheduled Principal Payments (Total)                                                    459,751.21
                        Group 1                                                                                 175,382.63
                        Group 2                                                                                 284,368.58

                        Principal Prepayments (Total)                                                        19,335,294.02
                        Group 1                                                                               8,455,928.21
                        Group 2                                                                              10,879,365.81

                        Repurchase Principal (Total)                                                             44,746.69
                        Group 1                                                                                       0.00
                        Group 2                                                                                  44,746.69

                        Substitution Amounts (Total)                                                                  0.00
                        Group 1                                                                                       0.00
                        Group 2                                                                                       0.00

                        Net Liquidation Proceeds (Total)                                                              0.00
                        Group 1                                                                                       0.00
                        Group 2                                                                                       0.00

                        Insurance Proceeds (Total)                                                                    0.00
                        Group 1                                                                                       0.00
                        Group 2                                                                                       0.00

                        Other Principal (Total)                                                                       0.00
                        Group 1                                                                                       0.00
                        Group 2                                                                                       0.00

Prepayment Penalties    Number of Loans with Respect to which Prepayment Penalties were Collected (Total)               14
                        Group 1                                                                                          3
                        Group 2                                                                                         11

                        Balance of Loans with Respect to which Prepayment Penalties were Collected (Total)    2,120,562.06
                        Group 1                                                                                 761,418.93
                        Group 2                                                                               1,359,143.13

                        Amount of Prepayment Penalties Collected (Total)                                         65,796.05
                        Group 1                                                                                  27,966.58
                        Group 2                                                                                  37,829.47

Section 4.04(a)(v)      Beginning Number of Loans Outstanding (Total)                                                3,340
                        Group 1                                                                                        662
                        Group 2                                                                                      2,678

                        Beginning Aggregate Loan Balances (Total)                                           546,349,708.23
                        Group 1                                                                             186,139,503.49
                        Group 2                                                                             360,210,204.74

                        Ending Number of Loans Outstanding (Total)                                                   3,248
                        Group 1                                                                                        637
                        Group 2                                                                                        637

                        Ending Aggregate Loan Balances (Total)                                              526,509,916.31
                        Group 1                                                                             177,508,192.65
                        Group 2                                                                             349,001,723.66


                                      -7-


                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.


                            CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-10
                                        Statement to Certificate Holders
                                                November 25, 2002

Section 4.04(a)(vi)             Master Servicing Fees (Total)                                                   2,760.69
                                Group 1                                                                         1,069.52
                                Group 2                                                                         1,691.17

                                Servicing Fees (Total, including TGIC and PMI Fees)                           287,702.90
                                Group 1                                                                        47,074.67
                                Group 2                                                                       240,628.23

Section 4.04(a)(viii)           Current Advances (Total)                                                             N/A
                                Group 1                                                                              N/A
                                Group 2                                                                              N/A

                                Outstanding Advances (Total)                                                         N/A
                                Group 1                                                                              N/A
                                Group 2                                                                              N/A

Section 4.04(a)(ix)     Delinquent Mortgage Loans

                        Group 1
                                                        Principal
                        Category        Number          Balance         Percentage
                        1 Month          7              2,122,815.23    1.20 %
                        2 Month          1                365,935.72    0.21 %
                        3 Month          6              1,857,003.38    1.05 %
                        Total           14              4,345,754.33    2.46 %

                        Group 2
                                                        Principal
                        Category        Number          Balance         Percentage
                        1 Month         31               4,498,280.33   1.29 %
                        2 Month         14               2,235,857.41   0.64 %
                        3 Month         42               5,595,761.06   1.60 %
                        Total           87              12,329,898.80   3.53 %

                        Group Totals
                                                        Principal
                        Category        Number          Balance         Percentage
                        1 Month          38              6,621,095.56   1.26 %
                        2 Month          15              2,601,793.13   0.49 %
                        3 Month          48              7,452,764.44   1.42 %
                        Total           101             16,675,653.13   3.17 %
                        * Delinquent Bankruptcies are included in the table above.

                        Bankruptcies
                        Group 1
                        -------------------------------
                        Number          Principal Balance       Percentage
                           0                  0.00                  0.00%

                        Group 2
                        -------------------------------
                        Number          Principal Balance       Percentage
                           0                  0.00                  0.00%

                        Group Totals
                        -------------------------------
                        Number          Principal Balance       Percentage
                           0                  0.00                  0.00%
                        * Only Current Bankruptcies are reflected in the table above.

                Group 1 Balance of Bankruptcies delinquent 31 to 60 Days                                        0.00
                        * Above Figure provided for calculation of Rolling 3 Month Delinquency Rate.

                        Foreclosures
                        Group 1
                        -------------------------------
                        Number          Principal Balance       Percentage
                        5               2,461,382.27            1.39 %

                        Group 2
                        -------------------------------
                        Number          Principal Balance       Percentage
                        15              2,166,718.18            0.62 %

                        Group Totals
                        -------------------------------
                        Number          Principal Balance       Percentage
                        20              4,628,100.45            0.88 %


                                      -8-
                                                Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.


                            CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-10
                                        Statement to Certificate Holders
                                            November 25, 2002

Section 4.04(a)(xi)     REO Properties
                        Group 1
                        -------------------------------
                        Number          Principal Balance       Percentage
                        2                813,512.88                 0.46 %

                        Group 2
                        -------------------------------
                        Number          Principal Balance       Percentage
                        3                448,388.86                 0.13 %

                        Group Totals
                        -------------------------------
                        Number          Principal Balance       Percentage
                        5               1,261,901.74                 0.24 %



Section 4.04(a)(xii)    Current Realized Losses (Total)                                                 0.00
                        Group 1                                                                         0.00
                        Group 2                                                                         0.00
                        Cumulative  Realized Losses (Total)                                             0.00
                        Group 1                                                                         0.00
                        Group 2                                                                         0.00

Section 4.04(a)(xiii)   Weighted Average Term to Maturity (Deal)                                        329
                        Group 1                                                                         328
                        Group 2                                                                         329

Section 4.04(a)(xiv)    Number of Claims Submitted under the TGIC PMI policy                             N/A
                        Number of Claims Submitted under the TGIC PMI policy                             N/A
                        Total Amount of Claims Submitted under the TGIC PMI policy                       N/A
                        Total of Claims Paid under the TGIC PMI policy                                   N/A

Group 1 Trigger Event   Trigger Event Occurrence (Is Rolling 3 Month Delinquency Rate > 6.5%?)            NO
                        Group 1 Rolling Three Month Delinquency Rate                               3.40942 %

Group 1 O/C Reporting   Targeted Overcollateralization Amount                                   1,061,590.96
                        Ending Overcollateralization Amount                                     1,061,590.96
                        Ending Overcollateralization Deficiency                                         0.00
                        Group II Excess Interest                                                    6,231.61
                        Overcollateralization Release Amount                                            0.00
                        Monthly Excess Interest                                                   294,181.91
                        Monthly Excess Interest applied as Basis Risk Shortfall payments (See Below)   31.97
                        Payment to Class I-X                                                      294,149.93

Basis Risk Shortfalls   Class I-A-1                                                                     0.00
                        Class I-A-2                                                                     0.00
                        Class I-A-3                                                                     0.00
                        Class I-A-4                                                                     0.00
                        Class I-A-5                                                                    31.97
                        Class I-PP                                                                      0.00
                        Class I-M-1                                                                     0.00
                        Class I-M-2                                                                     0.00
                        Class I-B                                                                       0.00


                                     -9-
                                                Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.